1 Investor Day February 14, 2012

Safe Harbor This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward- looking include, but are not limited to, the statements regarding broadcast and publishing advertising revenues, as well as any guidance related to the Company’s financial performance. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. 2

3 + local media brands + marketing solutions + national media brands Today’s Agenda  Meredith Vision Steve Lacy, Chairman and CEO  National Media Group Growth Strategies Tom Harty, President  Digital Growth Strategies Liz Schimel, Chief Digital Officer, National Media National Media Group  Meredith Xcelerated Mktg. Growth Strategies Martin Reidy, President  Local Media Group Growth Strategies Paul Karpowicz, President  Total Shareholder Return Joe Ceryanec, CFO

• 13 TV stations reaching 10% of U.S. households • Top 25 markets of Atlanta, Phoenix, Portland • Daily nationally syndicated show • 100 million audience¹ • 40 million web visitors¹ • Growing licensing business • Leading B2B marketer with global reach, capabilities • Experts in digital, social, mobile, database • Clients include Kraft, Nestlè, Chrysler, Lowe’s Meredith Today + local media brands + marketing solutions + national media brands 4 ¹ Includes Allrecipes National Media $900 Million WORKING YOU WS M V -TV W SM V-DT NASHV IL L E Local Media $300 Million Marketing services $180 Million

 Consistently strong magazine readership – 115 million  Most popular media brand – Better Homes and Gardens  Leader in food, parenthood and home categories Recent acquisitions: Allrecipes.com, Family Fun, Every Day with Rachael Ray  Enable marketers to reach >80% of American women  Powerful brand platforms >3,000 products at Walmart Growing Consumer Audience & Capabilities + local media brands + marketing solutions + national media brands 5  Leading stations in fast-growing markets: Atlanta Las Vegas Phoenix Portland  Strong mix of network affiliations  Expanding original news and syndicated programming  Leading full service digital agency  Award-winning experts at multi-channel engagement  Recent Iris Worldwide investment gives global reach National Media Group Local Media Group Meredith Xcelerated Marketing

Monetizing Audience Scale Across Platforms Online: Meredith Women’s Network Magazines: Home, Family, Health & Well-being Consumer Events Meredith Xcelerated Marketing Database Marketing Video Studios Brand Licensing Local Media + local media brands + marketing solutions + national media brands 6 Tablet/Mobile

+ local media brands + marketing solutions + national media brands  Hired industry-leading management team  Doubled news programming to 420 hours per week  Significantly grew political advertising, retransmission fees  Launched Meredith Video Studios  Created leading full-service digital agency  Added digital, social, mobile, database, healthcare and international marketing capabilities  More than tripled revenues  Doubled market share to 11% of total magazine advertising  Added brands targeting younger women – Parents, Fitness  Developed brand licensing business – BHG at Walmart  Enhanced digital platforms – websites, tablets, mobile Past success: Meredith 2001-2011 7 National Media Group Local Media Group Meredith Xcelerated Marketing

+ local media brands + marketing solutions + national media brands  Ratings leadership in local markets  Digital and mobile platforms of scale  Growing non-traditional revenues  Recognized leader in providing digital marketing solutions  Roster of high-growth global clients  New capabilities in fast-growing disciplines  Leadership in branded multi-platform content  Aggressively executing broad digital strategy  Expanded brand licensing program Strategic Vision for Meredith in 2015 8 National Media Group Local Media Group Meredith Xcelerated Marketing

+ local media brands + marketing solutions + national media brands  Delivered strong ratings in most recent November period  Expanded mobile sites across station group  Expanded distribution of the daily syndicated The Better Show  Rebranded to reflect new capabilities  Creation of the Meredith-Iris Global Network  Developing Health and Search Engine Optimization capabilities  Grown leadership in branded multi-platform content Expanded food & parenthood scale through acquisitions  Aggressively executing broad digital strategy Acquisition of Allrecipes.com doubles scale of Meredith Women’s Network Rapid expansion to tablet and mobile for all major brands Delivering 20% of consumer marketing transactions digitally  Expanding brand licensing program Extended and expanded brand licensing program at Walmart Strong Progress in FY12 Toward 2015 Vision 9 National Media Group Local Media Group Meredith Xcelerated Marketing Implemented Total Shareholder Return strategy

Current Business Environment  Early reads on Calendar 2012 advertising: – National Media Group improving – Local Media Group continuing positive trend – Expect to see some early political dollars  Brand licensing continues strong growth  Meredith Xcelerated Marketing facing some headwinds  Continued emphasis on cost control measures  Total Shareholder Return financial strategy creating meaningful value 10 + local media brands + marketing solutions + national media brands

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Calendar 2012 Advertising Forecasts Source: PIB, TVB, and IAB * Excludes political 11 Company Magazine Television (Non- Political) Digital Total Advertising Veronis Suhler Stevenson (1) (1) 10 3 Citi (2) 3 16 2 Interpublic (Magna) ( 1% 8 16 3 Jack Myers 2 4 7 1 JP Morgan (1) 1 13 4 ZenithOptimedia (1) Flat 13 2 Average Flat 2.5% 12.5% 2.5%

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands 12 Advertising Market Share by Media Platform Source: VSS September 2011 2007 2011 2015 Estimate Newspapers 24% 15% 10% Cable and Satellite 13 18 22 Television Stations 12 11 9 Radio 9 8 7 Network TV 8 9 7 Consumer Magazines 7 6 6 Digital 7 12 15

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands 13  Investing in these growing audiences across media platforms  Aggressively expanding digital, video, tablet and mobile platforms  Investing in leading capabilities in both the U.S. and abroad  Strong continued focus on cost and cash management Key market trends Meredith response Meredith Prepared to Capitalize on Key Trends  Young adults and upscale Baby Boomers are fastest growing demographics  Younger audiences consume media on the move and more visually  Global clients looking for multi-platform marketing solutions  Current economic conditions likely to persist

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands  Strengthen our core businesses — Expand in fastest growing advertising categories  Scale our digital and video capabilities  Expand diversified sources of revenue  Execute acquisitions and investments  Return more cash to shareholders Our Focus: Drive Growth and Return Cash 14

 Powerful media and marketing company with trusted national brands and an unrivaled female reach  Portfolio of highly-rated television stations in fast-growing markets  Leading full-service digital marketing agency  Experienced management team with a proven record of operational excellence and value creation through strategic acquisitions  Strong stewards of capital committed to balancing growth and returning cash to shareholders  Current dividend yield at approximately 5 percent Strong Investment Thesis + local media brands + marketing solutions + national media brands 15 Targeting 10-15 percent annual Total Shareholder Return

16 + local media brands + marketing solutions + national media brands Today’s Agenda  Meredith Vision Steve Lacy, Chairman and CEO  National Media Group Growth Strategies Tom Harty, President  Digital Growth Strategies Liz Schimel, Chief Digital Officer, National Media National Media Group  Meredith Xcelerated Mktg. Growth Strategies Martin Reidy, President  Local Media Group Growth Strategies Paul Karpowicz, President  Total Shareholder Return Joe Ceryanec, CFO

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Source: MRI Spring 2011; SIM – Publisher’s Estimate; Digital - Omniture October-December 2011 What Matters Most to 100 Million Women 17 Her Family Her Home Her Self NATIONAL MEDIA GROUP

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Source: MRI Spring 2011; Base: Women 18+ 20 MILLION YOUNG ADULTS 22 MILLION WOMEN OF WORTH 13 MILLION YOUNG FAMILIES 28 MILLION ESTABLISHED FAMILIES • Relationship Formation • Marriage • Children Under Age 10 • Involved in Second Home • Children in High School and College • Reinventing • Rediscovering • Reevaluating Delivering The No. 1 Adult Female Audience 18 NATIONAL MEDIA GROUP

Consistently Strong and Rising Readership Source: MRI 19% Growth + local media brands + marketing solutions + national media brands 19 NATIONAL MEDIA GROUP 97 115 Adult Readership in Millions

Women are important to advertisers BCG Women Want More Survey, 2008-9; Women on the Web, Comscore, June 2010. NATIONAL MEDIA GROUP + local media brands + marketing solutions + national media brands 20  Women control more than 70% of U.S. household spending  Women’s share of earned income is expected to grow over time  Women represent the majority of the internet’s users – Account for 60% of online purchases, 60% of online spend – Majority users of social media sites, 30% more time spent than men – Women drive 60% of activity (messaging, updates, comments, etc.)

Market Share per PIB; since 2001 Growing Market Share vs. Peers + local media brands + marketing solutions + national media brands 21 Growth in Advertising Revenue Market Share 2001 5% 10% 14% 20% 2011 11% 14% 18% 21% Market share NATIONAL MEDIA GROUP +120% +40% +30% +5% 0 20 40 60 80 100 120 140 Meredith Conde Nast Hearst Time

National Media Group Growth Strategies + local media brands + marketing solutions + national media brands 22  Grow magazine advertising – Execute Meredith Food and Parenthood strategies – Expand in fastest-growing advertising categories – Prove magazine advertising effectiveness  Leverage and strengthen brands – Better Homes and Gardens – Parents/American Baby  Continue operating efficiency initiatives – Move circulation transactions online  Scale digital activities (Liz Schimel)

 2010 U.S. ad spend in food category totaled ~$9B  Food advertising has grown faster than industry over last 5 years: +4%/year vs. -3% for industry The Food Category is Attractive + local media brands + marketing solutions + national media brands 23 NATIONAL MEDIA GROUP – ADVERTISING Source: Food Technology, April 2011; FMI 2020; and AdAge 2006-2011. …thus advertisers growing spend It’s important to consumers…  Half of meal preparers made dinner at home 4+ nights per week in 2011: – Approaching 20-year high

Food Category Growth Strategy NATIONAL MEDIA GROUP – ADVERTISING  Acquired the EatingWell Media Group, a multi-channel brand focused on healthy eating  Launched Recipe.com, a multi-channel food brand that pairs recipes with digital coupons and savings  Acquired Every Day with Rachael Ray, an anchor food brand  Introduced six new Special Interest Media food titles, bringing the total to nearly 40  Expanded leading food content across broad array of tablet products, including iPad, NOOK Color and upcoming Kindle Fire  Acquiring world’s #1 food site : Allrecipes.com 24 Dominant player with nearly 20% share of advertising market

Parenthood Category Growth Strategy NATIONAL MEDIA GROUP – ADVERTISING  Acquired the American Baby group (2002)  Acquired Parents magazine (2005)  Launched digital platforms Prior Actions  Redesigned Parents and American Baby magazines  Acquired FamilyFun brand  Relaunching Parents.com Fiscal 2012 Actions 25 Dominant player with 40% share of advertising market

Shifting to Faster-Growing Categories % of Meredith Magazine Advertising Revenue Fiscal 2001 Fiscal 2011 10-Year Industry CAGR Food-Beverage 12% 22% 4% Pharmaceuticals 10% 18% 6% Beauty 7% 13% 7% Retail 4% 8% 6% Household Supplies 4% 6% 4% Home 24% 6% (1)% Direct Response 17% 5% 0% + local media brands + marketing solutions + national media brands 26 NATIONAL MEDIA GROUP – ADVERTISING Growing Categories Declining Categories

27  Key Categories: – Beauty – Retail – Business and Finance – Auto  Growth Strategies: – Refine editorial across platforms – Use Meredith Engagement Dividend – Leverage video assets – Use Meredith 360º – Expand use of research and insights Advertising Category Growth Strategy + local media brands + marketing solutions + national media brands NATIONAL MEDIA GROUP – ADVERTISING

+ local media brands + marketing solutions + national media brands Meredith Engagement Dividend  Research-driven product that proves advertising in Meredith’s magazines drives sales  Based on Nielsen Homescan data that is highly trusted by major advertisers  Based on data from two groups: – Group 1 subscribes to Meredith magazines – Group 2 does not subscribe  Compares results of retail purchases between the two groups  Meredith offering guarantee to select clients 28 NATIONAL MEDIA GROUP – ADVERTISING

+ local media brands + marketing solutions + national media brands Meredith Engagement Dividend 29 NATIONAL MEDIA GROUP – ADVERTISING The 14 brands tested saw a 10% lift in sales and an average ROI of $6.61 for every $1 invested in Meredith titles vs. the control group Nielsen

National Media Group Growth Strategies + local media brands + marketing solutions + national media brands 30  Grow magazine advertising – Execute Meredith Food and Parenthood strategies – Expand in fastest-growing advertising categories – Prove magazine advertising effectiveness  Leverage and strengthen brands – Better Homes and Gardens – Parents/American Baby  Continue operating efficiency initiatives – Move circulation transactions online  Scale digital activities (Liz Schimel)

+ local media brands + marketing solutions + national media brands Strong Brand Licensing Revenue Growth FY02 FY04 FY06 FY08 FY10 FY11 $7 CAGR +21% $8 $15 $22 $35 $40 31 NATIONAL MEDIA GROUP – STRENGTHEN BRANDS $ in millions

 Walmart − Renewed/expanded program through 2016 − Currently 3,000+ SKU’s − Major product areas include: • Bedroom linens, bath towels • Dishware for kitchens, dining rooms • Home furnishings • Outdoor furniture, garden essentials  Meredith International − 30 relationships in 15 countries  Better Homes and Gardens Real Estate − 7,000 agents in 24 U.S. states + Canada Licensing Program Growth Strategy + local media brands + marketing solutions + national media brands 32 NATIONAL MEDIA GROUP – STRENGTHEN BRANDS

 No. 1 media brands focused on parenthood  Parents is Meredith’s second-largest brand  Strong potential exists for retail licensing program similar to Better Homes and Gardens at Walmart  Actively evaluating licensing and E-Commerce opportunities Extend Parents/American Baby Brands + local media brands + marketing solutions + national media brands 33 NATIONAL MEDIA GROUP – STRENGTHEN BRANDS

National Media Group Growth Strategies + local media brands + marketing solutions + national media brands 34  Grow magazine advertising – Execute Meredith Food and Parenthood strategies – Expand in fastest-growing advertising categories – Prove magazine advertising effectiveness  Leverage and strengthen brands – Better Homes and Gardens – Parents/American Baby  Continue operating efficiency initiatives – Move circulation transactions online  Scale digital activities (Liz Schimel)

+ local media brands + marketing solutions + national media brands Continue Operating Efficiency Initiatives 35 NATIONAL MEDIA GROUP – EFFICIENCIES  Renegotiated major contracts, including: – Printing – Paper – Fulfillment  Rationalized portfolio  Reduced head count more than 10%  Created efficiencies at newsstand  Achieved 6% annual decline in expenses over 3 years

+ local media brands + marketing solutions + national media brands Migrate Consumer Online 0.8 1.4 2.0 3.0 4.0 5.0 FY10 FY11 FY12 FY13 FY14 FY15 36 Incremental profit $10 $25 million CAGR 44% NATIONAL MEDIA GROUP – EFFICIENCIES

Online Subscription Growth Strategy  Increase acquisition and conversion rate on Meredith websites  Drive direct marketing respondents to transact online  Increase acquisition and reactivation through e-mail marketing  Implement auto renewal and e-bills and renewals  Use emerging channels + local media brands + marketing solutions + national media brands 37 NATIONAL MEDIA GROUP – EFFICIENCIES

Summary: National Media Group Growth Strategies + local media brands + marketing solutions + national media brands 38  Executing food and parenthood strategy  Expanding to fastest-growing advertising categories  Growing industry-leading licensing program  Continuing operating efficiency initiatives  Rapidly moving circulation transactions online  Executing digital strategy

39 + local media brands + marketing solutions + national media brands Today’s Agenda  Meredith Vision Steve Lacy, Chairman and CEO  National Media Group Growth Strategies Tom Harty, President  Digital Growth Strategies Liz Schimel, Chief Digital Officer, National Media National Media Group  Meredith Xcelerated Mktg. Growth Strategies Martin Reidy, President  Local Media Group Growth Strategies Paul Karpowicz, President  Total Shareholder Return Joe Ceryanec, CFO

+ local media brands + marketing solutions + national media brands Our Digital Presence Supports Her Daily Life 40

Digital Growth Strategies + local media brands + marketing solutions + national media brands 41  Expand digital audience  Accelerate tablet development  Scale mobile activities  Create more video to populate platforms  Increase advertising revenues  Expand e-commerce activities DIGITAL – WEBSITES

Increasing Website Audience 42 In millions. Numbers from comScore. 12 14 20 22 25 30 20 22 26 30 FY10 FY11 FY12 Target FY13 Projection FY14 Projection FY15 Projection Existing Meredith Sites Allrecipes.com 40 45 50 60 + local media brands + marketing solutions + national media brands DIGITAL – WEBSITES FY12 Target CAGR 38%

Digital Audience Growth Strategy  Search Engine Optimization - Page views from our SEO efforts up 25% over prior year  Social Media - Acquired nearly 2 million Facebook fans and 650,000 Twitter followers  E-mail newsletters - Page views up 60% over prior year  Acquisitions - Allrecipes.com 43 + local media brands + marketing solutions + national media brands DIGITAL – WEBSITES

44 Allrecipes.com: Key Statistics + local media brands + marketing solutions + national media brands  General – #1 recipe site in the U.S. and world – 25m monthly unique visitors – #1 food recipe channel on YouTube – #1 downloaded Android, iPhone and iPad recipe applications  Community – 44m pieces of content created in 2010 – 4.6 million email subscribers  Historical Growth Rates – Revenue >20% – Operating Profit >30% DIGITAL – WEBSITES

Why Grow Meredith’s Food Category Online? Where Consumers Go for Food/Cooking Information 45 + local media brands + marketing solutions + national media brands 0 10 20 30 40 50 60 Other Newspapers None Friends and family Programs on TV Recipe books Magazines Online sources 50% 43 41 34 32 27 20 3 Source: Forrester DIGITAL – WEBSITES

Vibrant and Loyal User Community  Vibrant and Loyal User Community  Highly Attractive Demographic for Advertisers  Deep relationships with leading consumer brands  Significant Brand Recognition and Leading Global Footprint  Unique Competitive Position  Proprietary SEO Strategy  Experienced Management Team 46 What Sets Allrecipes.com Apart + local media brands + marketing solutions + national media brands DIGITAL – WEBSITES

Meredith + Allrecipes.com 47 1 Meredith Food Sites 27,960 1 Glam Media 86,616 2 Food Network 19,711 2 Meredith Women’s Network 39,586 3 About.com Food 12,396 3 iVillage.com: The Women’s Network 36,410 4 COOKS.COM 11,286 4 Shine 30,993 5 FOOD.COM 10,099 5 AOL Lifestyle 27,256 6 BlogHer Food 9,067 6 eHow Lifestyle 25,692 7 PlateFull 8,370 7 Conde Nast Digital 24,367 8 URBANSPOON.COM 7,070 8 Sheknows 24,072 9 MyRecipes Network 6,777 9 About.com Lifestyle Network 21,399 10 Delish 6,487 10 Disney Lifestyle 20,717 11 FoodBuzz 6,413 11 Hearst Digital Media 19,356 12 Sheknows Food 5,741 12 Sugar, Inc - PopSugar Network 10,741 13 eHow Food and Drink 5,549 13 MSN Lifestyle 8,705 14 Taste of Home 5,064 14 Martha Stewart Sites 6,918 15 EPICURIOUS.COM 4,809 15 New York Media 6,033 16 Chow 4,714 16 CNN Living 5,319 17 KitchenDaily Food Group 4,673 17 XO Group Inc. 5,008 18 Gourmandia.com 4,214 18 AARP Sites 4,842 19 KRAFTRECIPES.COM 3,320 19 Real Simple Home and Lifestyle 4,835 20 iFOOD.TV 3,264 20 Lifetime Digital 3,783 Food Unique visitors; Source: ComScore Dec. 2011 Lifestyle + local media brands + marketing solutions + national media brands DIGITAL – WEBSITES

Allrecipes.com Growth Strategy  Significantly increase advertising revenues  Generate more revenue from consumer transactions  Build larger video library  Scale mobile business  Grow social media interactions 48 + local media brands + marketing solutions + national media brands DIGITAL – WEBSITES

DIGITAL –TABLETS

Current Tablet Presence

Kindle Fire


fitness
BLAST MEGA FAT
A-LIST ABS!

Better Homes and Gardens
Parents
Fitness
Family Circle
Ladies' Home Journal
Every Day with Rachael Ray
EatingWell
More
Traditional Home
Midwest Living
Diabetic Living
Siempre Mujer

iPad


Better Homes and Gardens
refresh

Better Homes and Gardens
Parents
Fitness
Family Fun

Samsung Galaxy (Android)


Parents
be an in-the-moment mom

Better Homes and Gardens
Parents
Fitness

NOOK


MORE
50 BEST GIFTS UNDER $50
QUEEN LATIFAH

Better Homes and Gardens
Parents
Fitness
Family Circle
Ladies' Home Journal
Every Day with Rachael Ray
EatingWell
Traditional Home
Midwest Living
Siempre Mujer
SIPs

49

+ national media brands + local media brands + marketing solutions

Tablet Growth Strategies  Aggressively promote to consumers — Social media marketing — Email campaigns to subscribers — Advertising across Meredith portfolio — Digital newsstand partner promotions  Leverage Meredith’s 85-million name database  Opportunity to improve magazine pricing model Tablet Growth Strategy + local media brands + marketing solutions + national media brands 50 Deliver 10% of circulation on tablet platform by FY15 DIGITAL – TABLETS

 6 Meredith brands now have mobile sites − BHG − Parents − Fitness − Family Circle − Recipe.com − Agriculture.com  Averaging 13.5 million page views/month  Accounting for 8% of total website traffic  8 brands with mobile apps − 10 apps live today − 3 million downloads FY12 YTD 51 + local media brands + marketing solutions + national media brands Growing Mobile Presence DIGITAL – MOBILE

Current Video Assets  Over 10,000 original videos produced  Multi-million dollar state-of-the-art, high-definition production studio in NYC  More than 1,000 episodes of The Better Show  Major market owner of 12 broadcast TV stations MEREDITH WOMENS NETWORK 600+ videos from our trusted brands:  Food  Fitness  Health  Beauty/Lifestyle ORIGINAL PRODUCTIONS/ BRANDED ENTERTAINMENT SERVICE/ HOW-TO VIDEOS PRE-ROLL CUSTOM CONTENT 52 DIGITAL – VIDEO

Video Growth Strategy • Creation of primarily short-form how-to and tips • Potential to include 1-2 ‘shows’ pending advertiser demand Parents • BHG videos recommended to cover higher-end food, home and holiday • Primarily short-form how-to and aspirational/inspirational instruction • Potential to include 1-2 ‘shows’ pending advertiser demand Better Homes and Gardens • 100 videos covering beauty/style/fashion • 100 videos covering real women’s take on entertainment (e.g. movie and TV reviews, celebrity) Ladies’ Home Journal • Original web shows • How-to recipe videos Allrecipes.com 53 DIGITAL – VIDEO

 Continue scaling core display business  Improve CPMs and optimize yield per impression  Add more video to attract additional marketing dollars  Build data and analytics suite of products and ROI tools  Expand to higher growth advertising areas including mobile 54 Digital Advertising Growth Strategy + local media brands + marketing solutions + national media brands DIGITAL – ADVERTISING

DIGITAL – ADVERTISING

Scale Digital Display Advertising Through Food Play

- Recipe.com
  - Strong start
  - Inventory mostly booked
- Meredith food sites
  - Page views +180%
  - Unique visitors +130%
- Addition of EatingWell and Rachael Ray giving boost
- Allrecipes.com is a game-changer


EatingWell
WHERE GOOD TASTE MEETS GOOD HEALTH
26 QUICK & EASY
SUPER SOUPS
Clean Up Your Diet
Recipe .com
PREMIERE ISSUE!
160 MONEY-SAVING MEALS
Chicken, Pasta, Burgers, BBQ, Desserts and More
FAMILY DINNERS FOR $10—OR LESS!
5-Ingredient skillet suppers
EveryDay with Rachael Ray
EAT UP SUMMER!
allrecipes.com
Daisy Brand Chicken Nachos
The Ultimate Steak Sandwich
NEW! Menu Planner
Good Food Tastes Better with a Dollop of Daisy

comScore October - December 2011 vs. prior year

55

+ national media brands + local media brands + marketing solutions

Current E-Commerce Activities  Developed relationships with several new partners  Expanded commerce capabilities across several brands  Launched 7 new commerce programs in the past 3 months + local media brands + marketing solutions + national media brands 56 DIGITAL – E-COMMERCE

E-Commerce Growth Strategy  Create seamless opportunity to shop from our content  Enable editors to easily integrate commerce into content  Allow editors to easily create content for commerce opportunities  Extend our visitor experience to commerce-enabled programs  Capture important data about consumer shopping habits + local media brands + marketing solutions + national media brands 57 DIGITAL – E-COMMERCE

Summary: Digital Growth Strategies  Rapidly increasing Website audience  Allrecipes.com doubles Meredith Women’s Network scale  Scaling our tablet and mobile business  Creating additional video to populate platforms  Focusing on monetizing audience  Accelerating E-Commerce activities + local media brands + marketing solutions + national media brands 58

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands 59 Video omitted

+ local media brands + marketing solutions + national media brands Today’s Agenda  Meredith Vision Steve Lacy, Chairman and CEO  National Media Group Growth Strategies Tom Harty, President  Digital Growth Strategies Liz Schimel, Chief Digital Officer, National Media National Media Group  Meredith Xcelerated Mktg. Growth Strategies Martin Reidy, President  Local Media Group Growth Strategies Paul Karpowicz, President  Total Shareholder Return Joe Ceryanec, CFO 60

 Primarily a custom publisher  Minimal digital capabilities  Vulnerable to margin pressure  Challenging long-term growth prospects  $75 million in annual revenues MIM to MXM: A Transformation Since 2005 + local media brands + marketing solutions + national media brands 61 From 2005… …to 2011  Relationship marketer  Broad multi-platform capabilities  Defensible margins  Diverse, differentiated offering; high growth potential  $180 million in annual revenues From a vendor To a strategic partner MEREDITH XCELERATED MARKETING

2009 Strategically Adding New Capabilities Aggressively Added New Capabilities + local media brands + marketing solutions + national media brands Online marketing Online, viral, social media, database marketing Healthcare Mobile International 2011 MXM 62 MEREDITH XCELERATED MARKETING

MXM Today: Broad Digital Capabilities 63 + local media brands + marketing solutions + national media brands Experts at multi-channel engagement Creative + Print Services Experiential Marketing Hispanic Marketing Research + Consumer Insights Retail Promotions Video Production + Distribution  Digital CRM  Social Media  Mobile marketing  Web design Database marketing Healthcare marketing Custom publishing International MEREDITH XCELERATED MARKETING

Custom Publishing 100% Custom Publishing 45% CRM/ Digital 55% Fiscal 2005: $75 million Fiscal 2011: $180 million 64 Grew and Diversified Revenues + local media brands + marketing solutions + national media brands MEREDITH XCELERATED MARKETING

MOBILE INTEGRATED CRM/ DIRECT MARKETING SOCIAL MEDIA ANALYTICS AND DATABASE MANAGEMENT CUSTOM PUBLISHING / CONTENT DEVELOPMENT INTERACTIVE + local media brands + marketing solutions + national media brands Multi-Platform Service Provider 65 MEREDITH XCELERATED MARKETING

MXM Growth Strategies  Maximize existing client relationships  Gain new large clients  Leverage Iris Worldwide relationship  Launch health business  Launch SEO business + local media brands + marketing solutions + national media brands 66 MEREDITH XCELERATED MARKETING

Lowe’s Creative Ideas Marketing Engine Print Magazines + local media brands + marketing solutions + national media brands 67 MEREDITH XCELERATED MARKETING CI Mass/Magalog Email Video Online Creative Ideas Mobile In Store Branding Social Marketing Creative Ideas Community Engage with projects and ideas through five print magazines. Reach 25-30 million people with content, local offers and how-to tools and videos. Email topics of interest: • Creative Ideas • Weekend Projects • Outdoor Living Inspire with how- tos and step-by- step instruction Engage consumers through multiple channels:: • Give and receive advice in online forums; • Share completed projects Make user experience accessible, achievable and simple. Place project and product information in consumers’ hands. Extends brands in- store by displaying featured projects from print and online. Conducting social media and marketing audit to measure brand presence and consumer receptivity

IRIS Overview  Growing and critically-acclaimed global agency specializing in digital and direct marketing, promotion and public relations  575 employees worldwide  11 offices: London, Amsterdam, Delhi, Singapore, Shanghai  Motivated and highly-regarded management team  Impressive multinational client roster 68 MEREDITH XCELERATED MARKETING + local media brands + marketing solutions + national media brands

Why Iris Matters  Creates opportunities to increase MXM revenues with global clients  Helps block competitors from poaching existing clients  Increases offerings to current and prospective U.S. clients −Retail/shopper marketing −Outdoor digital display  Strong future growth prospects + local media brands + marketing solutions + national media brands 69 MEREDITH XCELERATED MARKETING

Healthcare Digital Marketing Spend Source: Forrester $ in billions CAGR 19% + local media brands + marketing solutions + national media brands 70 MEREDITH XCELERATED MARKETING

Meredith Health Growth Strategy  Digital healthcare marketing is a unique industry −Professional and consumer audiences −Multiple digital channels −Requires medical + pharmaceutical experience  Leverage Big Communications  Expand into a full digital health agency + local media brands + marketing solutions + national media brands 71 MEREDITH XCELERATED MARKETING

SEO & SEM Growth Projections CAGR 15.6% $ in millions + local media brands + marketing solutions + national media brands 72 MEREDITH XCELERATED MARKETING

SEO Growth Strategy + local media brands + marketing solutions + national media brands 73  SEO uses natural search to improve positioning  Three components make a strong SEO offering: −Technical execution −SEO content management −SEC content development  Lead SEO executive recently hired  Create full-service SEO offering MEREDITH XCELERATED MARKETING

Summary: Meredith Xcelerated Marketing Growth Strategies + local media brands + marketing solutions + national media brands 74  Transforming into leading full-service digital agency  Focusing on selling capabilities across clients  Accessing more global accounts through Iris investment  Developing new capabilities – Meredith Health – Search Engine Optimization

+ local media brands + marketing solutions + national media brands Today’s Agenda  Meredith Vision Steve Lacy, Chairman and CEO  National Media Group Growth Strategies Tom Harty, President  Digital Growth Strategies Liz Schimel, Chief Digital Officer, National Media National Media Group  Meredith Xcelerated Mktg. Growth Strategies Martin Reidy, President  Local Media Group Growth Strategies Paul Karpowicz, President  Total Shareholder Return Joe Ceryanec, CFO 75

Local Brands in Growth Markets Source: US Census + local media brands + marketing solutions + national media brands West +14% Midwest +4% South +14% Northeast +3% Portland (FOX + MYTV) Las Vegas (FOX) Phoenix (CBS) Kansas City (CBS + MYTV) Saginaw (CBS) Atlanta (CBS) Nashville (NBC) Greenville (FOX) Springfield (CBS) Hartford (CBS) * * * * * * * * * * 76

Local Media Group Growth Strategies + local media brands + marketing solutions + national media brands  Grow advertising − Non-political − Political  Continue operating efficiency initiatives  Protect/Grow retransmission revenues  Expand digital and mobile platforms  Scale Meredith Video Studios 77

Non-Political Advertising Growth Strategy LOCAL MEDIA GROUP– ADVERTISING  Grow local news ratings − Major emphasis on Atlanta and Phoenix − Expansion of morning news across group  Non-traditional revenue focus − Sell major projects to local non-TV advertisers − Implement new sales training program − Generate more new business  Digital revenues − New structure to sell 78 + local media brands + marketing solutions + national media brands

CY02 CY04 CY06 CY08 CY10 CY11 220 260 270 380 400 Produce More Hours of Local News CAGR +7% + local media brands + marketing solutions + national media brands 420 LOCAL MEDIA GROUP– ADVERTISING 79

Political Advertising Growth Strategy  Focus on increasing share at FOX affiliates  Increase interaction with Washington, D.C. campaign managers  Control inventory during key political weeks  Move regular advertisers to protect lowest unit charges LOCAL MEDIA GROUP– ADVERTISING + local media brands + marketing solutions + national media brands

Fiscal years $ in millions Growing Political Advertising Revenues + local media brands + marketing solutions + national media brands LOCAL MEDIA GROUP– ADVERTISING $21 $19 $33 $24 $35 $TBD FY03 FY05 FY07 FY09 FY11 FY13 81

Operating Efficiency Strategy  Created operational hubs in Atlanta and Phoenix  Cut syndicated programming costs in half  Creation of multimedia journalists  Achieved flat expenses over 3 years LOCAL MEDIA GROUP – OPERATING EFFICIENCIES + local media brands + marketing solutions + national media brands

Growing Retransmission Fees + local media brands + marketing solutions + national media brands LOCAL MEDIA GROUP – RETRANSMISSION 2008 2009 2010 2011 $8 $17 $23 $25 $ in millions; fiscal years 83

Retransmission Growth Strategy + local media brands + marketing solutions + national media brands  Increase fees received from subscription television providers  Renew affiliation agreements with major networks  Grow net contribution levels over time  Encouraged by progress to date LOCAL MEDIA GROUP– RETRANSMISSION 84

Growing Online Audience #s in millions Page views + local media brands + marketing solutions + national media brands 85 385 405 470 500 60 150 260 0 100 200 300 400 500 600 700 800 FY09 FY10 FY11 FY12 Web Mobile LOCAL MEDIA GROUP – DIGITAL AND MOBILE CAGR 25%

 Launched mobile sites for all stations  Redesigned and relaunched all station news apps  Joined Open Mobile Video Coalition with other leading broadcast groups  Member Mobile Content Venture with largest broadcasting groups in U.S., along with NBC and Fox Growing Mobile Presence LOCAL MEDIA GROUP– DIGITAL AND MOBILE 86 + local media brands + marketing solutions + national media brands

Meredith stations Non-Meredith markets added Current Reach of The Better Show CW+ Markets Recently Added LOCAL MEDIA GROUP – MEREDITH VIDEO STUDIOS Not pictured: Anchorage, Fairbank, Juneau and Honolulu 87 + local media brands + marketing solutions + national media brands

Meredith Video Studios Growth Strategies  Achieve greater distribution of The Better Show  Increase spot revenues through new sales based on ratings  Create new programming such as “Digs” channel on YouTube  Complete expense efficiency initiatives LOCAL MEDIA GROUP – MEREDITH VIDEO STUDIOS 88 + local media brands + marketing solutions + national media brands

Summary: Local Media Group Growth Strategies + local media brands + marketing solutions + national media brands  Continue non-political advertising momentum  Increase political advertising  Continue operating efficiency initiatives  Protect/Grow retransmission revenues  Expand digital and mobile platforms  Scale Meredith Video Studios 89

90 + local media brands + marketing solutions + national media brands Today’s Agenda  Meredith Vision Steve Lacy, Chairman and CEO  National Media Group Growth Strategies Tom Harty, President  Digital Growth Strategies Liz Schimel, Chief Digital Officer, National Media National Media Group  Meredith Xcelerated Mktg. Growth Strategies Martin Reidy, President  Local Media Group Growth Strategies Paul Karpowicz, President  Total Shareholder Return Joe Ceryanec, CFO

TSR (%) 5 15 10 0 13-14% 7-8% S&P 500 Median TSR S&P 500 top quartile TSR Multiple sources including BCG Investor Survey and Value Line S&P 500 TSR Benchmarks – expected returns Meredith’s Goal: Approach Top Quartile TSR + local media brands + marketing solutions + national media brands 91

Step 1 to Delivering Strong TSR: Operations + local media brands + marketing solutions + national media brands Earnings Growth Free Cash Flow Yield Change in Valuation • Revenue growth • Margin improvement • Investments in business • Dividends • Share repurchases 1. 2. 3. • Growth expectations • Performance consistency • Financial policies • Portfolio changes 92

93 + local media brands + marketing solutions + national media brands Putting Growth Strategies into Investor Context  National Media Group — Implementing expanded food strategy — Growing brand licensing — Continuing operating efficiencies — Moving circulation transactions online — Executing digital strategy  Meredith Xcelerated Marketing — Maximizing existing client relationships — Leveraging Iris Worldwide investment — Launching new agency capabilities  Local Media Group — Growing advertising revenues — Continuing operating efficiencies — Growing retransmission revenues — Expanding digital and mobile platforms

$ 150-250 FY2015 Estimated Revenue Growth $ 110-170 20-40 20-40 2-4% 94 + local media brands + marketing solutions + national media brands  National Media Group — Implementing expanded food strategy — Growing brand licensing — Continuing operating efficiencies — Moving circulation transactions online — Executing digital strategy  Meredith Xcelerated Marketing — Maximizing existing client relationships — Leveraging Iris Worldwide investment — Launching new agency capabilities  Local Media Group — Growing advertising revenues — Continuing operating efficiencies — Growing retransmission revenues — Expanding digital and mobile platforms Putting Growth Strategies into Investor Context TOTAL CAGR Compared to fiscal 2011 results Before Corporate Expenses

$ 40-85 FY2015 Estimated Operating Profit Growth $ 25-55 5-10 10-20 95 + local media brands + marketing solutions + national media brands Putting Growth Strategies into Investor Context 4-8% TOTAL CAGR  National Media Group — Implementing expanded food strategy — Growing brand licensing — Continuing operating efficiencies — Moving circulation transactions online — Executing digital strategy  Meredith Xcelerated Marketing — Maximizing existing client relationships — Leveraging Iris Worldwide investment — Launching new agency capabilities  Local Media Group — Growing advertising revenues — Continuing operating efficiencies — Growing retransmission revenues — Expanding digital and mobile platforms Compared to fiscal 2011 results Before Corporate Expenses

+ local media brands + marketing solutions + national media brands Earnings Growth Free Cash Flow Yield Change in Valuation • Revenue growth • Margin improvement • Investments in business • Dividends • Share repurchases 1. 2. 3. • Growth expectations • Performance consistency • Financial policies • Portfolio changes 96 Step 2 to Delivering Strong TSR: FCF Yield

Strong Free Cash Flow Generation: 2002-2011 $113 $134 $138 $147 $165 $168 $226 $157 $167 $185 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 5.6% CAGR $ in millions 97 + local media brands + marketing solutions + national media brands Strong Free Fl Generati n: -20 1

98 + local media brands + marketing solutions + national media brands Use of Cash: Fiscal 2002 through 2011 $ in millions $1,900 $200 $1,900 $200 Cash Generation Cash Utilization $2,100 $2,100 $600 $250 $300 Dividends $250 $700 Share repurchases Acquisitions Cap-ex Debt Operating cash flows stock options 49% 51% Reinvested in operations Returned to shareholders

Acquisitions and Investment Priorities + local media brands + marketing solutions + national media brands 99  Multi-platform National media brands that would provide access to new audiences and advertising categories  Opportunities to enhance the video content and distribution platforms of our brands  Local media brands in faster growing markets that would add network and geographic diversity  Digital platforms that would significantly increase scale  Smaller, tuck-in acquisitions that would complement current portfolio of media brands and marketing capabilities

Our Criteria for Acquisitions and Investments + local media brands + marketing solutions + national media brands 100  Strategic Benefit: — Will target drive growth faster than we can achieve organically? — Does it meaningfully move the business forward?  Financial Attractiveness: — Does it meet our IRR hurdle rate of >15%? — Are there revenue and/or cost synergies? — Prefer quickly TSR accretive deals  Leadership expertise and fit: — Proven management teams and good cultural match  Opportunistic and selective: — Significant in-bound and out-bound activities ensure we are well- positioned to view potential deals

$0.36 0.56 0.74 0.90 1.02 2003 2005 2007 2009 2011 2012 Historical 14% CAGR 1. Per share amount on an annualized basis beginning December 15, 2011 50% increase to $1.531 Increased Annual Dividend by 50%; Yield 5% + local media brands + marketing solutions + national media brands 101

$30 197 401 573 604 FY03 FY05 FY07 FY09 FY11 FY12 $ in millions; fiscal Years Authorized New $100 Million Buyback Program + local media brands + marketing solutions + national media brands New $100M authorization 102 10-year cumulative repurchases

Cash Flow and Strategic Uses + local media brands + marketing solutions + national media brands FY 2009 FY 2010 FY 2011 FY 2011 Operating cash flow $ 181 $ 192 $ 215 $ 215 Capital expenditures (24) (25) (30) (30) Free cash flow $ 157 $ 167 $ 185 $ 185 Dividends (40) (41) (44) (63) Debt change (105) (80) (105) 180 Acquisitions (6) (8) (40) (250) Cash available for: $ 6 $ 38 $ (4) $ 52 • Additional acquisitions • Share repurchases • Additional debt service Pro Forma 103

Revenue growth 2 – 4% Net margin expansion 2 – 4% Net income Growth 4 – 8% 1.Based on timing of share repurchase plan and actual share price. Note: There is a strong commitment to maintaining this dividend payout level. The range in dividend yield results from the expected variance in share price. + local media brands + marketing solutions + national media brands 1. 2. 3. Earnings Growth Free Cash Flow Yield Change in Valuation Other potential TSR contributors • Acquisition accretion TBD • PE Multiple Change TBD Dividend yield 4 – 5% Buyback yield 2%1 Net debt change (0)% FCF contribution 6 – 7% Annual TSR (%) 10 – 15% 104 Step 3 to Delivering Strong TSR: Return

Fiscal 2012 Earnings Per Share Outlook + local media brands + marketing solutions + national media brands 105 $0.65 to $0.70 $2.55 to $2.75 Third quarter Full year Unchanged from January 24, 2012 earnings release Excludes impact of Allrecipes.com acquisition

106 + local media brands + marketing solutions + national media brands Today’s Agenda  Meredith Vision Steve Lacy, Chairman and CEO  National Media Group Growth Strategies Tom Harty, President  Digital Growth Strategies Liz Schimel, Chief Digital Officer, National Media National Media Group  Meredith Xcelerated Mktg. Growth Strategies Martin Reidy, President  Local Media Group Growth Strategies Paul Karpowicz, President  Total Shareholder Return Joe Ceryanec, CFO  Summary Steve Lacy

 Growing connections with consumers across media platforms  Advertising improving in core businesses  Political advertising cycles ahead  Acquisitions adding incremental revenue, profit and FCF  Executing aggressive digital growth strategy  Laser-sharp focus on efficiencies and expenses  Ongoing focus on increasing Total Shareholder Return Looking Ahead + local media brands + marketing solutions + national media brands 107

Strong Investment Thesis + local media brands + marketing solutions + national media brands 108  Powerful media and marketing company with trusted national brands and an unrivaled female reach  Portfolio of highly-rated television stations in fast-growing markets  Leading full-service digital marketing agency  Experienced management team with a proven record of operational excellence and value creation through strategic acquisitions  Strong stewards of capital committed to balancing growth and returning cash to shareholders  Current dividend yield at approximately 5 percent Targeting 10-15 percent annual Total Shareholder Return

109 Investor Day February 14, 2012